Exhibit 10.17

EXECUTION VERSION

SECOND AMENDMENT TO SECURED LOAN AGREEMENT

AND PAYMENT GUARANTY

This SECOND AMENDMENT TO SECURED LOAN AGREEMENT AND PAYMENT GUARANTY (this “Amendment”), made this 27th day of June, 2013, by and among WOODLAND HILLS HC PROPERTY HOLDINGS, LLC, NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC, APH&R PROPERTY HOLDINGS, LLC, WOODLAND HILLS HC NURSING, LLC, NORTHRIDGE HC&R NURSING, LLC, and APH&R NURSING, LLC, each a Georgia limited liability company (each a “Borrower,” and together, the “Borrowers”), ADCARE HEALTH SYSTEMS, INC., an Ohio corporation, ADCARE PROPERTY HOLDINGS, LLC, an Ohio limited liability company, and ADCARE OPERATIONS, LLC, a Georgia limited liability company (each a “Guarantor”, and together, the “Guarantors”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrowers entered into that certain Secured Loan Agreement dated as of December 28, 2012, as amended by that First Amendment to Secured Loan Agreement and Payment Guaranty dated as of May 31, 2013 (as so amended, the “Loan Agreement”), pursuant to which Lender made a $16,500,000 term loan to Borrowers (the “Loan”); and

WHEREAS, all capitalized terms used herein have the meanings ascribed thereto in the Loan Agreement unless otherwise provided herein; and

WHEREAS, the Obligations of Borrowers are guaranteed by the Guarantors pursuant to the Guaranties; and

WHEREAS, Loan Parties have requested certain waivers and that certain terms of the Loan Agreement and the Parent Guaranty be modified and amended as hereinafter set forth; and

WHEREAS, Lender has agreed to such waivers, modifications and amendments as set forth herein, subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.                                      Waivers. Lender acknowledges that (a) Parent has advised that it will fail to meet the Total EBITDAR to AdCare Fixed Charges ratio of .85 to 1.0 for the fiscal quarter ending June 30, 2013 as required pursuant to Subparagraph 6(c)(i) of the Parent Guaranty as in effect prior to the effectiveness of this Amendment; and (b) Borrowers have advised that they will fail to comply with §10.1(w) of the Loan Agreement by permitting the Implied Debt Service Coverage for the Projects to be less than 1.0 to 1.0 for the fiscal quarter ending June 30, 2013 (the events described in clauses (a) and (b), collectively, the “Events”). Lender waives any Default or Event of Default that may exist solely as a result of the Events described in clauses (a) and (b) only.

2.                                      Amendment to Section 9.4 of the Loan Agreement. Section 9.4 of the Loan Agreement, Required Repairs, Replacements, Renovations and Other Work, is hereby amended by deleting the date “June 28, 2013” found in clause (a) of such Section and substituting therefor the date “July 31, 2013”.

3.                                      Amendment to Subparagraph 6(c) of the Parent Guaranty. The language of Subparagraph 6(c)(i) of the Parent Guaranty is deleted in its entirety and the following is substituted in lieu thereof:

“(c)(i) Guarantor shall not permit the ratio of AdCare Total EBITDAR (as hereinafter defined) to AdCare Fixed Charges (as hereinafter defined), in each case tested as of the end of each fiscal quarter, to be less than (A) 1.1 to 1.0 on a trailing one (1) quarter basis for the test period ending September 30, 2013, (B) 1.15 to 1.0 on a trailing one (1) quarter basis for the test period ending December 31, 2013, and (C) 1.15 to 1.0 on a trailing two (2) quarter basis for the test period ending March 31, 2014 and thereafter.”

4.                                      Acknowledgement Regarding CHP Note. The parties acknowledge that CHP Note was prepaid at a discount and that $2,000,000 of proceeds of prepayment was deposited in the Cash Collateral Account.

5.                                      No Other Amendments, Waivers. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided or permitted herein, operate as an amendment or waiver of any right, power or remedy of Lender under the Loan Agreement, the Parent Guaranty or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Loan Agreement, the Parent Guaranty or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Loan Agreement, the Parent Guaranty and all other Loan Documents shall remain unchanged and in full force and effect, and Borrowers and Guarantors hereby ratify and confirm their respective obligations thereunder, as herein modified and amended. This Amendment shall not constitute a course of dealing with Lender at variance with the Loan Agreement, the Parent Guaranty or the other Loan Documents such as to require further notice by Lender to require strict compliance with the terms of the Loan Agreement, the Parent Guaranty and the other Loan Documents in the future.

6.                                      Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the following conditions have been met to the satisfaction of Lender:

(a)                                 Counterparts of this Amendment duly executed by each Borrower and each Guarantor have been received by Lender;

(b)                                 The representations and warranties made pursuant to Section 5 of this Amendment shall be true and correct; and

(c)                                  The Loan Parties have paid all reasonable and documented expenses incurred by Lender in connection with the execution and delivery of this Amendment, together

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with reasonable fees and actually incurred expenses of Lender’s counsel with respect to this Amendment and other post-closing matters.

7.                                     Representations and Warranties. Each of the Loan Parties represents and warrants as follows:

(a)                                 The execution, delivery and performance by each Borrower and each Guarantor of this Amendment are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) any such Borrower’s or any such Guarantor’s organizational documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;

(b)                                 No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made, is required for the due execution, delivery and performance by any Borrower or any Guarantor of this Amendment;

(c)                                  This Amendment constitutes the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;

(d)                                 All of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date); and

(e)                                  No Default or Event of Default is existing and none would result, in each case upon this Amendment becoming effective and after giving effect hereto.

8.                                      Reaffirmation of Guaranties. By execution of this Amendment, each Guarantor reaffirms and restates its guaranty of the Obligations pursuant to its Guaranty and agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment, except as expressly provided herein with respect to the Parent Guaranty.

9.                                      Release of Claims. As further consideration to induce the Lender to execute, deliver and perform this Amendment, each Borrower and each Guarantor hereby represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, defenses, counterclaims, or demands of any kind, character or nature whatsoever, fixed or contingent, which such Borrower or such Guarantor may have, or claim to have, against the Lender in connection with the Loan, the Loan Agreement and the other Loan Documents, and each Borrower and each Guarantor hereby releases, acquits, and forever discharges the Lender, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative,

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and attorney of the Lender (collectively, the “Released Parties”), from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Borrower or such Guarantor may have or claim to have now against each of such Released Parties from the beginning of time until and through the First Amendment Effective Date.

10.                               Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof: (a) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended and modified hereby, and (b) each reference in the Parent Guaranty to “this Guaranty,” “hereunder,” “hereof” or words of like import referring to the Parent Guaranty, and each reference in the other Loan Documents to the “Parent Guaranty,” “thereunder,” “thereof” or words of like import referring to the Parent Guaranty, shall mean and be a reference to the Parent Guaranty as amended and modified hereby.

11.                               Costs, Expenses and Taxes. Borrowers agree to pay on demand all reasonable out-of-pocket expenses of Lender actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Lender’s counsel with respect thereto and with respect to advising Lender as to its rights and responsibilities hereunder and thereunder.

12.                               Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflict of laws principles thereof.

13.                               Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

14.                               Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWERS:	WOODLAND HILLS HC PROPERTY
HOLDINGS, LLC
NORTHRIDGE HC&R PROPERTY
HOLDINGS, LLC
APH&R PROPERTY HOLDINGS, LLC

	By:	/s/ Ronald W. Fleming
	Name:	Ronald W. Fleming
	Title:	Chief Financial Officer of AdCare Health
Systems, Inc.

WOODLAND HILLS HC NURSING, LLC
NORTHRIDGE HC&R NURSING, LLC
APH&R NURSING, LLC

	By:	/s/ Ronald W. Fleming
	Name:	Ronald W. Fleming
	Title:	Chief Financial Officer of AdCare Health
Systems, Inc.

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Second Amendment To Secured Loan Agreement and Payment Guaranty

[Execution of Second Amendment to Secured Loan Agreement

and Payment Guaranty Continued]

GUARANTORS:	ADCARE HEALTH SYSTEMS, INC.

	By:	/s/ Ronald W. Fleming
	Name:	Ronald W. Fleming
	Title:	Chief Financial Officer

ADCARE OPERATIONS, LLC

	By:	/s/ Ronald W. Fleming
	Name:	Ronald W. Fleming
	Title:	Chief Financial Officer of AdCare Health
Systems, Inc.

ADCARE PROPERTY HOLDINGS, LLC

	By:	/s/ Ronald W. Fleming
	Name:	Ronald W. Fleming
	Title:	Chief Financial Officer of AdCare Health
Systems, Inc.

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Second Amendment To Secured Loan Agreement and Payment Guaranty

[Execution of Second Amendment to Secured Loan Agreement

and Payment Guaranty Continued]

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Eric Hafertepen
		Name:	ERIC HAFERTEPEN
		Title:	VICE PRESIDENT

Signature Page to Second Amendment To Secured Loan Agreement and Payment Guaranty